Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2021
Property and equipment, net
Schedule of property and equipment, net

	As of December 31,
	2020	2021	2021
			US$
	RMB	RMB	Note 2(e)
Leasehold improvements	130,499	275,304	43,201
Warehouse cabinet and equipment	87,320	113,204	17,764
Office furniture and electronic equipment	7,544	8,243	1,294
Total	225,363	396,751	62,259
Less: accumulated depreciation	(81,499)	(164,878)	(25,873)
Property and equipment, net	143,864	231,873	36,386